UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2018 (February 8, 2018)

 AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2018, the Board of Directors (the “Board”) of AG Mortgage Investment Trust, Inc. (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Debra Hess to the Board, effective immediately, for a term that will expire at the Company’s 2018 Annual Meeting of Stockholders. Ms. Hess was also appointed to the Audit Committee and Compensation Committee of the Board, effective immediately.

The Board determined that Ms. Hess is an independent director within the meaning of the New York Stock Exchange listing standards and the Company’s independence guidelines, as set forth in the Company’s Corporate Governance Guidelines. There are no arrangements or understandings between Ms. Hess and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Hess that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Hess will receive compensation for her Board service in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2017, except for the following modifications, which were approved at the Board’s October 31, 2017 meeting:

•	the annual base fee for services as a non-employee director of the Company is $160,000, $80,000 of which is payable on a quarterly basis in cash and $80,000 of which is payable on a quarterly basis in shares of restricted common stock.

The Company will enter into an indemnification agreement with Ms. Hess in the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.11 to Amendment No. 7 to the Company’s Registration Statement on Form S-11, filed with the SEC on June 29, 2011, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A press release issued February 8, 2018 announcing Ms. Hess’s appointment to the Board is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 8, 2018, issued by AG Mortgage Investment Trust, Inc.

Pursuant to the rules and regulation of the SEC, the information in Items 7.01 and 9.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2018	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ RAUL E. MORENO
Name: Raul E. Moreno
Title: General Counsel and Secretary